THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, ASSIGNED OR TRANSFERRED, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF THE COMPANY’S COUNSEL THAT REGISTRATION UNDER SAID ACT IS NOT REQUIRED.

COMMON STOCK PURCHASE WARRANT B

To Purchase Up To
_______________
Shares of the Common Stock of

Quantum Fuel Systems Technologies Worldwide, Inc.

     THIS IS TO CERTIFY THAT
________________________
, or registered assigns (the "Holder"), is entitled, during the Exercise Period (as hereinafter defined), to purchase from Quantum Fuel Systems Technologies Worldwide, Inc, a Delaware corporation (the "Company"), the Warrant Stock (as hereinafter defined), in whole or in part, at a purchase price of $2.09 per share, all on and subject to the terms and conditions hereinafter set forth.

     1. Definitions. As used in this Warrant, the following terms have the respective meanings set forth below:

     "Affiliate" means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Holder of Warrants, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.

     "Appraised Value" means, in respect of any share of Common Stock on any date herein specified, the fair saleable value of such share of Common Stock (determined with giving effect to the discount for (i) a minority interest or (ii) any lack of liquidity of the Common Stock or to the fact that the Company may have no class of equity registered under the Exchange Act) as of the last day of the most recent fiscal month ending prior to such date specified, based on the value of the Company on a fully-diluted basis, as determined by a nationally recognized investment banking firm selected by the Company's Board of Directors and having no prior relationship with the Company.

     "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government actions to close.

     "Change of Control" means the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) under the Exchange Act) of more than one half of the voting rights or equity interests in the Company; (ii) a replacement of more than one half of the

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members of the Company’s board of directors that is not approved by those individuals who are members of the board of directors on the date hereof (or other directors previously approved by such individuals); (iii) a merger or consolidation of the Company into a non-Public company, or a sale of more than one half of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company’s securities prior to the first such transaction continue to hold at least 50 % of the voting rights and equity interests in the surviving entity or acquirer of such assets; (iv) a recapitalization, reorganization or other transaction involving the Company or any Subsidiary that constitutes or results in a transfer of more than one half of the voting rights or equity interests in the Company; (v) consummation of a “Rule 13e-3 transaction” as defined in Rule 13e-3 under the Exchange Act with respect to the Company.

"Closing Date" means June 22, 2007.

"Commencement Date" means December 22, 2007.

     "Commission" means the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

     "Common Stock" means (except where the context otherwise indicates) the Common Stock, $0.001 par value per share, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed or converted, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets on liquidation over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.

     "Current Market Price" means, in respect of any share of Common Stock on any date herein specified,

(1)	if there shall not then be a public market for the Common Stock, the higher of

	(a)	the book value per share of Common Stock at such date, and

	(b)	the Appraised Value per share of Common Stock at such date,

or

     (2) if there shall then be a public market for the Common Stock, the average of the daily market prices for the five (5) consecutive trading days immediately before such date. The daily market price for each such trading day shall be (i) the closing bid price on such day on the OTC Bulletin Board or principal stock exchange (including Nasdaq) on which such Common Stock is then listed or admitted to trading, or quoted, as applicable, (ii) if no sale takes place on such day on the OTC Bulletin Board or any such exchange, the last reported closing bid price on

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such day as officially quoted on the OTC Bulletin Board or any such exchange (including Nasdaq), (iii) if the Common Stock is not then listed or admitted to trading on the OTC Bulletin Board or any stock exchange, the last reported closing bid price on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the National Quotation Bureau, Inc., (iv) if neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the NASD selected mutually by the holder of this Warrant and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by holder of this Warrant and one of which shall be selected by the Company.

     "Current Warrant Price" means, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date. Unless and until the Current Warrant Price is adjusted pursuant to the terms herein, the initial Current Warrant Price shall be $2.09 per share of Common Stock.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     "Exercise Period" means the period during which this Warrant is exercisable pursuant to Section 2.1.

     "Expiration Date" means December 22, 2014, subject to modification as provided herein and extended, day for day, to the extent t that the company does not have sufficient authorized shares after September 30, 2007 to issue all Warrant Shares under this Warrant and all similar warrants issued on or about the date of this Warrant.

     "NASD" means the National Association of Securities Dealers, Inc., or any successor corporation thereto.

"Other Property" has the meaning set forth in Section 4.

     "Person" means any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

     "Purchase Agreement" means that certain Securities Purchase Agreement and Registration Rights Agreement dated as of the Closing Date among the Company and the other parties named therein, pursuant to which this Warrant was originally issued.

     "Restricted Common Stock" means shares of Common Stock which are, or which upon their issuance upon the exercise of any Warrant would be required to be, evidenced by a certificate bearing the restrictive legend set forth in Section 3.2.

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     "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Trading Day" means any day on which the primary market on which shares of Common Stock are listed is open for trading.

     "Transfer" means any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

     "Warrants" means this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

     "Warrant Price" means an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Current Warrant Price.

     "Warrant Stock" means up to
__________
shares of Common Stock to be purchased upon the exercise hereof, subject to adjustment as provided herein.

2.	Exercise of Warrant.

2.1 Manner of Exercise. From and after the Commencement Date, and until

5:00 P.M., New York time, on the Expiration Date (the "Exercise Period"), the Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Warrant Stock purchasable hereunder, subject to the terms and conditions of this Warrant.

     In order to exercise this Warrant, in whole or in part, the Holder shall deliver to the Company at its principal office or at the office or agency designated by the Company as provided herein, (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Warrant Stock to be purchased, and (ii) payment of the Warrant Price as provided herein. Such notice shall be irrevocable and substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by the Holder or its agent or attorney. Upon receipt thereof, the Company shall, as promptly as reasonably practicable, execute or cause to be executed and deliver or cause to be delivered to the Holder a certificate or certificates representing the aggregate number of full shares of Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the Holder shall reasonably request in the notice and shall be registered in the name of the Holder or if permitted pursuant to the terms of this Warrant such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to

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have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a Holder of record of such shares for all purposes, as of the date when the notice, together with the payment of the Warrant Price and this Warrant, is received by the Company as described above. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder.

     Payment of the Warrant Price may be made at the option of the Holder by: (i) certified or official bank check payable to the order of the Company, (ii) wire transfer of immediately available funds to the account of the Company or (iii) a cashless exercise, if eligible under Section 5 below. All shares of Common Stock issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued and, upon payment of the Warrant Price, shall be fully paid and nonassessable and not subject to any preemptive rights.

     2.2 Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share which the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay an amount in cash equal to the Current Market Price per share of Common Stock on the date of exercise multiplied by such fraction.

     2.3 Restrictions on Exercise Amount. Notwithstanding anything herein to the contrary, in no event shall the Holder be entitled to exercise any portion of this Warrant in excess of that portion of this Warrant upon exercise of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its Affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Warrant or the unexercised or unconverted portion of any other security of the Holder subject to a limitation on conversion analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the exercise of the portion of this Warrant with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its Affiliates of more than 4.99% of the then outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso. The Holder may waive the limitations set forth herein by sixty-one (61) days written notice to the Corporation.

3.	Transfer, Division and Combination.

3.1 Transfer. The Warrants and the Warrant Stock shall not be be freely transferable until such time that the Company receives shareholder approval to increase

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the number of its authorized shares. Upon receipt of such approval, then the Warrants and Warrant Stock shall be freely tradeable, subject to compliance with this Section 3.1 and all applicable laws, including, but not limited to the Securities Act. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant or the resale of the Warrant Stock, this Warrant or the Warrant Stock, as applicable, shall not be registered for resale under the Securities Act, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant or the Warrant Stock as the case may be, at the cost of Holder or transferee, furnish to the Company a written opinion of counsel that is reasonably acceptable to the Company to the effect that such transfer may be made without registration under the Securities Act and any applicable state law, except if such transfer is to an Affiliate of such Holder; (ii) that the Holder or transferee execute and deliver to the Company an investment representation letter in form and substance acceptable to the Company and substantially in the form attached as Exhibit C hereto; and (iii) that the transferee be an "accredited investor" as defined in Rule 501 (a) promulgated under the Securities Act. Transfer of this Warrant and all rights hereunder, in whole or in part, in accordance with the foregoing provisions, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1 or the office or agency designated by the Company as provided herein, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Following a transfer that complies with the requirements of this Section 3.1, the Warrant may be exercised by a new Holder for the purchase of shares of Common Stock regardless of whether the Company issued or registered a new Warrant on the books of the Company. In connection with any transfer of this Warrant or the resale of the Warrant Stock pursuant to Rule 144 or other than pursuant to an effective registration statement, the Holder or transferee shall compensate the Company for its reasonable expenses incurred in connection with effectuating such transfer or resale.

     3.2 Restrictive Legends. Each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, unless, in each case, such Warrant Stock is eligible for resale without registration pursuant to Rule 144(k) or an effective registration statement under the Securities Act, shall bear the following legend:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF THE COMPANY’S COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE

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PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.”

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at DTC, if (i) such Shares are registered for resale under the Securities Act, (ii) such Shares are sold or transferred pursuant to Rule 144 (assuming the transferor is not an Affiliate of the Company), (iii) such Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the Commission). Following the Effective Date or at such earlier time as a legend is no longer required for certain Shares, the Company will no later than three (3) Business Days following the delivery by an Investor to the Company or the Transfer Agent (with notice to the Company) of a legended certificate representing such Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to effect the reissuance and/or transfer and an opinion of Investor’s counsel reasonably acceptable to the Company), issue irrevocable transfer agent instructions and cause to be delivered to such Investor a certificate representing such Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section

The Company shall facilitate the timely preparation and delivery of certificates representing the Warrant Stock to be sold pursuant to an effective Registration Statement, which certificates shall be free, to the extent permitted by applicable law and this Warrant, of all restrictive legends, and to enable such Warrant Stock to be in such denominations and registered in such names as the Holder may request at least five (5) business days prior to any sale of the Warrant Stock.

     3.3 Division and Combination; Expenses; Books. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 3.1 as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. The Company shall prepare, issue and deliver at Holder’s expense the new Warrant or Warrants under this Section 3. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

     3.4 In addition to any other rights available to a Holder, if the Company fails to deliver to the Holder a certificate representing Warrant Shares by the third Trading Day after exercise of this Warrant in full compliance with Section 2.1, and if after such third Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant

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Shares that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three Trading Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company’s obligation to deliver such certificate.

     3.5 The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

     3.6 Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder or an Affiliate thereof. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

     4. Adjustments. The number of shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4.

     4.1 Stock Dividends, Subdivisions and Combinations. If at any time while this Warrant is outstanding the Company shall:

     (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock;

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     (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock; or

     (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then:

     (1) the number of shares of Common Stock acquirable upon exercise of this Warrant immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock that would have been acquirable under this Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination would own or be entitled to receive after such record date or the effective date of such subdivision or combination, as applicable, and

(2)	the Current Warrant Price shall be adjusted to equal:

(A) the Current Warrant Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision or combination, multiplied by the number of shares of Common Stock into which this Warrant is exercisable immediately prior to the adjustment, divided by

     (B) the number of shares of Common Stock into which this Warrant is exercisable immediately after such adjustment.

     Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clauses (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

     4.2 Certain Other Distributions. If at any time while this Warrant is outstanding the Company shall cause all of the holders of its Common Stock to be entitled to receive any dividend or other distribution of:

(i)	cash,

(ii)	any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever (other than cash or additional shares of Common Stock as provided in Section 4.1 hereof), or

     (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property or assets of any nature whatsoever (in each case set forth in subparagraphs 4.2(i), 4.2(ii) and 4.2(iii) hereof, the "Distributed Property"), then upon any exercise of this Warrant that occurs after the record date for such dividend or other distribution, the holder of this Warrant shall be entitled to receive, in addition to the shares of Warrant Stock, the Distributed Property that such holder would have been entitled to receive

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in respect of such number of Warrant Shares had the holder been the record holder of such Warrant Shares as of such record date. Such distribution shall be made whenever any such exercise is made. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Corporation to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4.1.

     4.3 Other Provisions Applicable to Adjustments. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock into which this Warrant is exercisable and the Current Warrant Price provided for in Section 4:

     (a) When Adjustments to Be Made. The adjustments required by Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock into which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

     (b) Fractional Interests. In computing adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

     (c) When Adjustment Not Required. If the Company undertakes a transaction contemplated under this Section 4 and as a result takes a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights or other benefits contemplated under this Section 4 and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights or other benefits contemplated under this Section 4, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

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     (d) Escrow of Stock. If after any property becomes distributable pursuant to Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, a holder of this Warrant exercises the Warrant during such time, then such holder shall continue to be entitled to receive any shares of Common Stock issuable upon exercise hereunder by reason of such adjustment and such shares or other property shall be held in escrow for the holder of this Warrant by the Company to be issued to holder of this Warrant upon and to the extent that the event actually takes place. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Company and escrowed property returned to the Company.

4.4 Reorganization, Reclassification, Merger, Consolidation or Disposition of

Assets.

     (a) If there shall occur a Change of Control and, pursuant to the terms of such Change of Control, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder of this Warrant shall have the right thereafter for the Balance of the Exercise Period to receive, upon the exercise of the Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and the Other Property receivable upon or as a result of such Change of Control by a holder of the number of shares of Common Stock into which this Warrant is exercisable immediately prior to such event.

     (b) In case of any such Change of Control described above, the resulting, successor or acquiring entity (if not the Company) and, if an entity different from the successor or acquiring entity, the entity whose capital stock or assets the holders of the Common Stock are entitled to receive as a result of such Change of Control, shall assume by written instrument all of the obligations of this Warrant and the Transaction Documents (as defined in the Purchase Agreement), subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock into which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in Section 4. For purposes of Section 4, common stock of the successor or acquiring corporation shall include stock of such corporation of any class which is not preferred as to dividends or assets on liquidation over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and

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any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4 shall similarly apply to successive Change of Control transactions. Notwithstanding the rights set forth in this Section 4.4, if any Change of Control constitutes or results in (a) a “going private” transaction as defined in Rule 13e-3 under the Exchange Act, or (b) an acquisition primarily for cash, or (c) an acquisition, merger or sale with or into a Person not traded on the Nasdaq, American Stock Exchange or the New York Stock Exchange, then the Company (or any such successor or surviving entity) will redeem this Warrant from the Holder for a purchase price, payable in cash on the closing date of such transaction, equal to the Black Scholes value of the remaining unexercised portion of this Warrant on the closing date of such transaction, unless the Holder gives the Company written notice rejecting the redemption within 10 days of the date the Company gives the Holder written notice of the Holder’s right of redemption.

     4.5 Stock Transfer Taxes. The issue of stock certificates upon exercise of this Warrant shall be made without charge to the holder for any tax in respect of such issue. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the holder of this Warrant, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     4.6 Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to Sections 4.1, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

     4.7 Calculations. All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

     4.8 Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 4, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. The Company will promptly deliver a copy of each such certificate to the Holder within 10 Trading Days of the occurrence of such adjustment.

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     4.9 Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Change of Control or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 20 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

     5. Payment of Exercise Price. The Holder shall pay the Exercise Price in immediately available funds; provided, however, that if the Registration Statement is not effective or not available for resale, the Holder may satisfy its obligation to pay the Exercise Price through a “cashless exercise,” in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]

where:

X = the number of Warrant Shares to be issued to the

Holder.

     Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

     A = the arithmetic average of the VWAP for the five Trading Days immediately prior to (but not including) the Exercise Date.

B = the Exercise Price.

     For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Purchase Agreement.

     6. No Rights as Stockholder. This Warrant does not entitle the Holder to any voting or other rights as a stockholder of the Company prior to exercise and payment for the Warrant Price in accordance with the terms hereof.

     7. Reservation and Authorization of Common Stock From and after such time that the Company obtains shareholder approval to increase the Company’s number of authorized

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shares, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants.

     8. Taking of Record; Stock and Warrant Transfer Books. In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day.The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

     9. Registration Rights The resale of the Warrant Stock shall be registered in accordance with and subject to the terms and conditions contained in the Purchase Agreement and Registration Rights Agreement. The Holder acknowledges that pursuant to the Purchase Agreement and Registration Rights Agreement, the Company has the right to request that the Holder furnish information regarding such Holder and the distribution of the Warrant Stock as is required by law or the Commission to be disclosed in the Registration Statement (as such term is defined in the Purchase Agreement), and the Company may exclude from such registration the shares of Warrant Stock acquirable hereunder if Holder fails to furnish such information within a reasonable time prior to the filing of each Registration Statement, supplemented prospectus included therein and/or amended Registration Statement.

     10. Loss or Mutilation Upon receipt by the Company from the Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity or security reasonably satisfactory to it and reimbursement to the Company of all reasonable expenses incidental thereto and in case of mutilation upon surrender and cancellation hereof, the Company, at Holder’s cost, will execute and deliver in lieu hereof a new Warrant of like tenor to the Holder; provided, however, that in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

     11. Office of the Company As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant.

12.	Miscellaneous.

12.1 Nonwaiver. No course of dealing or any delay or failure to exercise any right or obligation hereunder on the part of the Holder or the Company shall operate as a waiver of such right or obligation, unless the same shall be in writing signed by the Holder or the Company.

     12.2 Notice Generally. All notices, requests, demands or other communications provided for herein shall be in writing and shall be given in the manner and to the addresses set forth in the Purchase Agreement.

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     12.3 Successors and Assigns. Subject to compliance with the provisions of Section 3.1, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

     12.4 Amendment. This Warrant may be modified or amended or the provisions of this Warrant waived with the written consent of both the Company and the Holder.

     12.5 Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant

     12.6 Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     12.7 Governing Law. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

     12.8 Entire Agreement. This Warrant, together with the Purchase Agreement which this Warrant is subject to and pursuant to which it is given, constitutes the entire agreement between the Company and Holder with respect to the subject matter hereof and supersedes any and all other prior or contemporaneous agreements, either oral or written, between the Company and Holder with respect to the subject matter hereof.

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     IN WITNESS WHEREOF, Quantum Fuel Systems Technologies Worldwide, Inc. has caused this Warrant to be executed by its duly authorized officer and attested by its Secretary or other designated officer.

Dated: June __, 2007

Quantum Fuel Systems Technologies Worldwide, Inc.

By: Name: Title:

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EXHIBIT A

SUBSCRIPTION FORM

[To be executed only upon exercise of Warrant]

     The undersigned hereby elects to purchase
__________
shares of the Common Stock of Quantum Fuel Systems Technologies Worldwide, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

     Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

____________________________________ (Name) ____________________________________ ____________________________________ ____________________________________ (Address)

     [and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.]

3. The Holder intends that payment of the Exercise Price shall be made as (check one):

“Cash Exercise” under Section 5 “Cashless Exercise” under Section 5

(Name of Registered Owner)

(Signature of Registered Owner)

(Street Address)

(State) (Zip Code)

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NOTICE: The signature on this subscription must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.

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EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED the undersigned registered owner of this Warrant for the purchase of shares of common stock of Quantum Fuel Systems Technologies Worldwide, Inc. hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of common stock set forth below:

(Name and Address of Assignee)

(Number of Shares of Common Stock)

and does hereby irrevocably constitute and appoint
_____________________
attorney-in-fact to register such transfer on the books of the Company, maintained for the purpose, with full power of substitution in the premises.

Dated:

(Print Name and Title)

(Signature)

(Witness)

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.

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EXHIBIT C

FORM OF INVESTMENT REPRESENTATION LETTER

In connection with the acquisition of [warrants (the "Warrants") to purchase
_________
shares of common stock of Quantum Fuel Systems Technologies Worldwide, Inc. (the "Company"), par value $0.001 per share (the "Common Stock")] [
___________
shares of common stock of Quantum Fuel Systems Technologies Worldwide, Inc. (the "Company"), par value $0.001 per share (the "Common Stock") upon the exercise of warrants by
_____________
], by
__________
(the "Holder") from
__________________
, the Holder hereby represents and warrants to the Company as follows:

The Holder (i) is an "Accredited Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"); and (ii) has the ability to bear the economic risks of such Holder's prospective investment, including a complete loss of Holder's investment in the Warrants and the shares of Common Stock issuable upon the exercise thereof (collectively, the "Securities").

The Holder, by acceptance of the Warrants, represents and warrants to the Company that the Warrants and all securities acquired upon any and all exercises of the Warrants are purchased for the Holder's own account, and not with view to distribution of either the Warrants or any securities purchasable upon exercise thereof in violation of applicable securities laws.

[The Holder acknowledges that (i) the Securities have not been registered under the Act, (ii) the Securities are "restricted securities" and the certificate(s) representing the Securities shall bear the following legend, or a similar legend to the same effect, until (i) in the case of the shares of Common Stock underlying the Warrants, such shares shall have been registered for resale by the Holder under the Act and effectively been disposed of in accordance with a registration statement that has been declared effective; or (ii) in the opinion of counsel such Securities may be sold without registration under the Act:

"[NEITHER] THE SECURITIES REPRESENTED BY THIS CERTIFICATE [NOR THE SECURITIES INTO WHICH THEY ARE EXERCISABLE] HAVE [NOT] BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ALL SUCH SECURITIES ARE SUBJECT TO RESTRICTIONS ON

TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE. [NEITHER] THE SECURITIES REPRESENTED HEREBY [NOR THE SECURITIES INTO WHICH THEY ARE EXERCISABLE] MAY [NOT] BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT."]1

[1] Bracketed language to be inserted if applicable. {33164\10\DT262992.DOC;1}

IN WITNESS WHEREOF, the Holder has caused this Investment Representation Letter to be executed this ___ day of
_______________
, 20__.

[Name]

By: Name: Title:

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